UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event  reported):  June  10,  2005


                                  Jane  Butel  Corporation


             (Exact  name  of  Registrant  as  specified  in  its  charter)


         Florida                    000-50104                65-0327060
 ------------------------  ------------------------       ---------------
(State  or  jurisdiction   (Commission  File  Number)      (IRS  Employer
   of  incorporation                                     Identification  No.)
   or  organization)

           400  Gold  Ave  SW,  Ste  750,  Albuquerque,  NM    87102
           -----------------------------------------          -------
          (Address  of  principal  executive  offices)       (Zip  Code)



       Registrant's  telephone  number,  including  area  code:  (505)  314-0787


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  5.01  CHANGES  IN  CONTROL  OF  REGISTRANT

On June 10, 2005, Jane Butel, a New Mexico resident, sold 715,000 shares of our Series A Convertible Preferred Stock to Geneva Atlantic Capital Corp. for $5,000. Ted Smith, a director of Jane Butel Corporation, is the principal of Geneva Atlantic Capital Corp. Each share of Series A Convertible Preferred Stock converts into 100 shares of our common stock.

As of June 10, 2005, we had 25,277,000 shares of common stock and 715,000 shares of Class A preferred stock outstanding.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Jane  Butel  Corporation
                                  ----------------------
                                  REGISTRANT



Date:  June  30,  2005            By:  /s/  Douglas  D'Agata
                                    -------------------------
                                     Douglas  D'Agata
                                     Interim  Chief  Executive  Officer